EXHIBIT 4.1
                                                                     -----------

COMMON STOCK

BSI

COMMON STOCK

[LOGO]

Bridgeline Software, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 10807Q 20 5

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
$0.001 PAR VALUE PER SHARE, OF

BRIDGELINE SOFTWARE, INC.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[SIGNATURE]
TREASURER

[SIGNATURE]
PRESIDENT

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
         (NEW YORK, NY)
TRANSFER AGENT
AND REGISTRAR
BY:
AUTHORIZED SIGNATURE

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[REVERSE OF CERTIFICATE]

BRIDGELINE SOFTWARE, INC.

The Corporation is authorized to issue more than one class of stock. The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common TEN ENT -- as tenants by the entireties JT TEN -- as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- _______________Custodian________________
                           (Cust)                 (Minor)

under Uniform Gifts to Minors
Act________________________
         (State)

UNIF TRF MIN ACT --__________________Custodian_______________
                           (Cust)                 (Minor)

under Uniform Transfers to Minors
Act_____________________
         (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________hereby sell(s), assign(s), and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)


(PLEASE PRINT NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the common stock represented by the within Certificate, and do(es)
hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:

(Signature(s) must conform in all respects to the name of Registered Holder as specified on the face of this Certificate in every particular, without alteration or any change whatsoever, and the signature must be guaranteed in the usual manner.)


Signature(s) Guaranteed:

The signature(s) must be guaranteed by an eligible institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature medallion program), pursuant to S.E.C. Rule 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.